UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 10, 2022
Citigroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
388 Greenwich Street, New York, NY	10013	(212) 559-1000
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.3

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Citigroup Inc. is filing this amendment to its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on May 10, 2022, solely for the purpose of correcting an inadvertent clerical omission to conform the signature on the signature page. No other changes have been made to the original Current Report on Form 8-K.

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01    Other Events.
Citigroup Inc. (Citi) is filing this Current Report on Form 8-K, consistent with ASC 280 Segment Reporting, to conform its Historical Consolidated Financial Statements and Notes, and Management’s Discussion and Analysis of Financial Condition and Results of Operations and other Form 10-K sections (see exhibit 99.1 attached hereto) to reflect changes in Citi’s reportable segments from those contained in Citi’s Annual Report on Form 10-K for the year ended December 31, 2021 (2021 Annual Report on Form 10-K) filed with the U.S. Securities and Exchange Commission (SEC) on February 28, 2022.

As of December 31, 2021, Citi was managed pursuant to two operating segments—Institutional Clients Group and Global Consumer Banking—with the remaining operations in Corporate/Other. Citi conformed Exhibit 99.1 to reflect its new financial reporting structure as of the first quarter of 2022, including its three operating segments—Institutional Clients Group, Personal Banking and Wealth Management and Legacy Franchises, with the remaining operations in Corporate/Other. On May 9, 2022, Citi filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (First Quarter 2022 Form 10-Q) with the SEC reflecting this new financial reporting structure.

The information included in this Current Report on Form 8-K reflects changes to the disclosures related to Citi’s revised segment results (including related reclassifications between consumer and corporate loans, and related allowance for credit losses) and does not revise Citi’s consolidated financial condition or results of operations nor does it reflect any events occurring after the filing of the 2021 Annual Report on Form 10-K. The Historical Consolidated Financial Statements and Notes will serve as the historical consolidated financial statements and notes of Citi for existing and future filings made pursuant to the Securities Act of 1933, as amended, until Citi files its Annual Report on Form 10-K for the year ended December 31, 2022. This Current Report on Form 8-K, including the information contained in Exhibit 99.1, should be read in conjunction with Citi’s 2021 Annual Report on Form 10-K and the First Quarter 2022 Form 10-Q.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number

99.1    Management’s Discussion and Analysis of Financial Condition and Results of Operations, the Historical Consolidated Financial Statements and Notes and other Form 10-K sections of Citigroup Inc. for the year ended December 31, 2021, reflecting Citi’s new financial reporting structure, and including the Report of Independent Registered Public Accounting Firm dated February 25, 2022, except as to Notes 1, 2, 3, 5, 14, 15 and 16, which are as of May 10, 2022.

99.2    Consent of KPMG LLP.

99.3    Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.

101.1    The following Historical Consolidated Financial Statements and Notes on Form 8-K of Citigroup Inc. for the year ended December 31, 2021, filed on May 10, 2022, formatted in XBRL: (i) the Consolidated Statement of Income, (ii) the Consolidated Statement of Comprehensive Income, (iii) the Consolidated Balance Sheet, (iv) the Consolidated Statement of Changes in Equity, (v) the Consolidated Statement of Cash Flows and (vi) the Notes to the Consolidated Financial Statements.

104.1    See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: May 10, 2022	By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara Controller and Chief Accounting Officer (Principal Accounting Officer)